UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2015

CLEARBRIDGE

SUSTAINABILITY LEADERS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital growth.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Sustainability Leaders Fund for the period since the Fund’s inception on March 31, 2015 through October 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

II	ClearBridge Sustainability Leaders Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the period since the Fund’s inception on March 31, 2015 through October 31, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s reported that second quarter 2015 U.S. gross domestic product (“GDP”)i growth was 3.9%. Relatively solid growth was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s second reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.1%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market improved and was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.4%, as reported by the U.S. Department of Labor. By October 2015, unemployment was 5.0%, its lowest level since April 2008.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the reporting period. At its meeting that concluded on July 29, 2015, the Fed said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Sustainability Leaders Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund seeks to meet its investment objective by investing substantially all of its assets in common stocks and other equity securities that meet its financial and sustainability/environmental, social and governance (“ESG”) criteria. The Fund may also invest in companies that we believe are making substantial progress toward becoming a leader in sustainability and ESG policies.

Determination of sustainability/ESG leadership is based on our proprietary research approach. We will exercise judgment to determine ESG best practices based on our long standing experience managing ESG investment strategies through an established proprietary process. Leadership may be assessed both quantitatively and qualitatively, through our ESG ratings system and direct research and engagement process.

The ESG and sustainability evaluation is integrated into a thorough assessment of investment worthiness based on financial criteria. We seek to invest over the long term in companies that are considered to be of high quality with sustainable competitive advantages as evidenced by high returns on capital, strong balance sheets, and capable management teams that allocate capital in an efficient manner. We will also consider emerging companies with promising future prospects that may not yet have demonstrated substantial profitability. We will utilize quantitative and fundamental analysis to identify investment candidates with these attributes, and evaluate industry dynamics, the strength of the business model and management skill. Valuation will be carefully examined using a variety of techniques that depends on the type of company being researched. Methods typically used are discounted cash flow analysis, market implied growth and returns relative to our expectations, multiple comparisons and scenario analysis.

A sustainable company, in our view, is one that offers products and services that have a positive impact on society (as described below) and has well defined strategies in place to ensure longevity as an investment. We seek to invest in companies that go beyond doing less harm to people and the planet relative to its peers, but also, in many cases, offer solutions to address negative impact from the actions of less responsible companies and industries. Further, sustainability is not limited to environmental stewardship, but also includes a company’s policies in regard to treating employees fairly and furthering their professional development, interacting in a positive way within its local community, promoting safety at all times, managing its supply chain responsibly, and employing corporate governance practices that are shareholder friendly and transparent.

We will seek to limit our investments to only those companies whose overall ESG profile we judge to be very strong. It is also our intention to engage and encourage management to improve in certain ESG areas.

Leadership ESG characteristics and weightings are determined by sector, but also share common traits such as transparency, management involvement, innovation, long-term view, and willingness to engage investors on sustainability matters. Leadership, in our view, is associated with a company that is showing

ClearBridge Sustainability Leaders Fund 2015 Annual Report	1

Fund overview (cont’d)

evidence of best practices of ESG policies within its given sector or industry. We may also identify potential investments in companies that have attractive early leadership qualities based on proprietary research. We will exercise our judgment in applying the ESG ratings system.

The Fund will not invest in companies with significant direct involvement in extraction of fossil fuels and mining, and instead will seek other attractive sustainable opportunities in the Energy, Industrials, and Materials sectors. Direct involvement in fossil-fuel extraction and mining would be inclusive of companies that derive revenues primarily from: extraction and/or burning of coal; mining of metals or minerals; exploration and production of oil and gas; and refining of fossil fuels. The Fund may invest in companies that provide equipment and services to the energy and mining sectors.

We will sell a security if the issuer no longer meets its ESG and financial criteria. In addition, we will seek to replace securities when the company’s risk/reward profile is no longer favorable due to price appreciation or if the company’s investment fundamentals have deteriorated meaningfully relative to original expectations. Securities may also be sold to permit investment in an issuer that we consider to be a more attractive alternative. The Fund emphasizes investments in common stocks and other equity securities of U.S. companies; however, it may invest in equity securities of foreign issuers.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Major U.S. indices managed to deliver positive results during the reporting period, despite an increase in equity market volatility. Monetary stimulus from the Federal Reserve Board (“Fed”)i in the form of a continued zero-interest rate policy, combined with a steadily improving job market, sharply lower commodity prices and solid corporate earnings provided enough support to overcome global growth concerns that led to a 10% correction for the S&P 500 Indexii in August 2015, toward the end of the reporting period.

Equity markets started the period strongly, shrugging off the negative sentiment related to a sharp drop in oil prices. The solid performance continued, with broad-based strength across all sectors. Stocks were supported by signals of continued accommodation from the Fed as concerns about a lack of wage growth and the effects of a strengthening U.S. dollar increased the likelihood that the central bank would push back its shift to interest rate increases to later in the year. Markets also got a lift from an ongoing economic recovery led by strength in job creation and consumer spending.

Geopolitics impacted market performance in the second quarter of 2015, leading to muted returns. Equities traded in a tight range during the quarter, with direction dictated primarily by the Fed’s comments on the economy and its timetable for raising rates as well as the latest news on the Greek debt crisis. Stocks sold off in late June after the failure of Greece to reach a bailout agreement with its creditors, overshadowing the mostly positive U.S. economic news on the jobs and housing fronts.

Stock market volatility spiked during the third quarter of 2015, ratcheting higher in August, after an extended period of calm, due to global growth concerns centered in China and other non-U.S. economies. China’s

2	ClearBridge Sustainability Leaders Fund 2015 Annual Report

decision to devalue the yuan caused sharp declines for the country’s main stock market index, the Shanghai Stock Exchange Composite Indexiii, and raised fears about the potential severity of the slowdown in the world’s second largest economy. Crude oil prices dropped below $40 per barrel for the first time since 2009, signaling that commodities continued to face a supply/demand imbalance, and stoking deflation fears in some regions. The Fed cited global market turmoil in its September decision to delay raising interest rates, further dampening investor sentiment and extending the equity market sell-off. These growth headwinds led to sharp losses across all global equity markets and a 6.44% third-quarter loss for the S&P 500 Index.

Led by the Materials sector, stocks rallied to end the reporting period, erasing the third quarter’s losses, with the S&P 500 Index gaining 8.44% in October 2015 and generating a total return of 1.74% for the reporting period.

Q. How did we respond to these changing market conditions?

A. We invest with a long-term investment horizon and are not typically compelled to react to short-term volatility. Our monitoring of existing holdings and ongoing analysis of new investment opportunities will lead to changes on a case-by-case basis. During the period, we made a number of changes to the portfolio.

Performance review

For the period since the Fund’s inception on March 31, 2015 through October 31, 2015, Class I shares of ClearBridge Sustainability Leaders Fund returned 0.90%. The Fund’s unmanaged benchmark the Russell 3000 Indexiv returned 0.21% for the same period. The Lipper Multi-Cap Core Funds Category Average1 returned -2.13% for the seven-month period ended October 31, 2015.

Performance Snapshot as of October 31, 2015 (unaudited)
	6 Months	Since Fund Inception*
ClearBridge Sustainability Leaders Fund:
Class FI	1.61%	0.70%
Class I	1.82%	0.90%
Class IS	1.82%	0.90%
Russell 3000 Index	-0.24%	0.21%
Lipper Multi-Cap Core Funds Category Average[1]	-2.24%	-2.13%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 783 funds for the six-month period and among the 748 funds for the seven-month period in the Fund’s Lipper category, and excluding sales charges.

ClearBridge Sustainability Leaders Fund 2015 Annual Report	3

Fund overview (cont’d)

shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* The Fund’s inception date is March 31, 2015.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2015, the gross total annual operating expense ratios for Class FI, Class I and Class IS shares were 4.53%, 4.18%, and 4.08%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets is not expected to exceed 1.20% for Class FI shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the greatest contributions to Fund returns for the period came from the Information Technology (“IT”), Consumer Discretionary and Materials sectors.

Relative to the benchmark, overall sector allocation contributed to performance for the period. In particular, the Fund’s underweight to the Energy sector and its overweight to the IT sector contributed significantly to relative performance, as did stock selection in the Consumer Discretionary, Materials and IT sectors.

On an individual stock basis, the leading contributors to performance included positions in Alphabet Inc. (formerly Google Corp.) and Microsoft Corp., both in the IT sector, as well as NIKE Inc., Starbucks Corp. and Under Armour Inc., all in the Consumer Discretionary sector.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Fund’s holdings in the Health Care, Consumer Staples and Industrials sectors were the leading detractors from performance for the period. Relative to the benchmark, the Fund’s stock selection in the Consumer Staples, Health Care, Industrials and Financials sectors negatively impacted relative performance.

On an individual stock basis, the leading detractors from Fund performance for the

4	ClearBridge Sustainability Leaders Fund 2015 Annual Report

period included our holdings in Whole Foods Market Inc., in the Consumer Staples sector, Biogen Inc. and Centene Corp., both in the Health Care sector, Trex Company Inc. in the Industrials sector and EnerNOC Inc., in the IT sector.

Q. Were there any significant changes to the Fund during the period?

A. After the Fund’s initial portfolio construction and inception at the start of the period, we continued to make adjustments and changes to the Fund. We established new Fund positions in several stocks, including Alexion Pharmaceuticals Inc., in the Health Care sector, Mentor Graphics Corp., in the IT sector and Vestas Wind Systems A/S and WABCO Holdings Inc., both in the Industrials sector. We also closed the Fund’s position in Towers Watson & Co. in the Industrials sector.

Thank you for your investment in ClearBridge Sustainability Leaders Fund. As always, we appreciate that you have chosen us to manage your assets. We remain committed to our consistent investment process focused on selecting companies that meet both our financial and our sustainability/ESG criteria, or that we believe are making substantial progress toward becoming a leader in sustainability and ESG policies.

Sincerely,

Derek Deutsch, CFA

Portfolio Manager

ClearBridge Investments, LLC

Mary Jane McQuillen

Portfolio Manager

ClearBridge Investments, LLC

November 16, 2015

RISKS: Equity securities are subject to price fluctuation. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund’s sustainability/environmental, social and governance (“ESG”) investment strategy may limit the number of investment opportunities available to the Fund and, as a result, the Fund may underperform funds that are not subject to such criteria. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2015 were: Alphabet Inc., Class A Shares (4.4%), Apple Inc. (4.1%), Lowe’s Cos. Inc. (3.9%), CVS Health Corp. (3.8%), Microsoft Corp. (3.8%), U.S. Bancorp (3.8%), NIKE Inc., Class B Shares (3.7%), American Express Co. (3.6%), Costco Wholesale Corp. (3.2%) and Roche Holding AG, ADR (3.2%). Please refer to pages 11 through 13 for a list and percentage breakdown of the Fund’s holdings.

ClearBridge Sustainability Leaders Fund 2015 Annual Report	5

Fund overview (cont’d)

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2015 were: Information Technology (25.5%), Health Care (15.3%), Financials (13.9%), Consumer Discretionary (13.3%) and Industrials (12.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	The Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The Index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.

iv	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

6	ClearBridge Sustainability Leaders Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Sustainability Leaders Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2015 and held for the six months ended October 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class FI	1.61%	$1,000.00	$1,016.10	1.15%	$5.84	Class FI	5.00%	$1,000.00	$1,019.41	1.15%	$5.85
Class I	1.82	1,000.00	1,018.20	0.75	3.82	Class I	5.00	1,000.00	1,021.42	0.75	3.82
Class IS	1.82	1,000.00	1,018.20	0.75	3.82	Class IS	5.00	1,000.00	1,021.42	0.75	3.82

[1]	For the six months ended October 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	ClearBridge Sustainability Leaders Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class FI†	Class I†	Class IS†
Inception* through 10/31/15	0.70%	0.90%	0.90%

Cumulative total returns[1]
Class FI (Inception date of 3/31/15 through 10/31/15)	0.70%
Class I (Inception date of 3/31/15 through 10/31/15)	0.90
Class IS (Inception date of 3/31/15 through 10/31/15)	0.90

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date for Class FI, I and IS shares is March 31, 2015.

ClearBridge Sustainability Leaders Fund 2015 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class FI Shares of ClearBridge Sustainability Leaders Fund vs. Russell 3000 Index† — March 31, 2015 - October 2015

Value of $1,000,000 invested in

Class I and Class IS Shares of ClearBridge Sustainability Leaders Fund vs. Russell 3000 Index† — March 31, 2015 - October 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class I and Class IS shares of ClearBridge Sustainability Leaders Fund on March 31, 2015 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2015. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in Russell 3000 Index. The Russell 3000 Index measures the performance of those 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	ClearBridge Sustainability Leaders Fund 2015 Annual Report

Schedule of investments

October 31, 2015

ClearBridge Sustainability Leaders Fund

Security	Shares	Value
Common Stocks — 96.3%
Consumer Discretionary — 13.3%
Hotels, Restaurants & Leisure — 4.0%
Chipotle Mexican Grill Inc.	120	$76,828	*
Starbucks Corp.	2,080	130,145
Total Hotels, Restaurants & Leisure		206,973
Specialty Retail — 3.9%
Lowe’s Cos. Inc.	2,780	205,248
Textiles, Apparel & Luxury Goods — 5.4%
NIKE Inc., Class B Shares	1,490	195,235
Under Armour Inc., Class A Shares	940	89,375	*
Total Textiles, Apparel & Luxury Goods		284,610
Total Consumer Discretionary		696,831
Consumer Staples — 8.4%
Food & Staples Retailing — 8.4%
Costco Wholesale Corp.	1,060	167,607
CVS Health Corp.	2,030	200,523
Whole Foods Market Inc.	2,380	71,305
Total Consumer Staples		439,435
Financials — 13.9%
Banks — 5.6%
Citizens Financial Group Inc.	4,110	99,873
U.S. Bancorp	4,660	196,559
Total Banks		296,432
Capital Markets — 4.7%
BlackRock Inc.	410	144,307
Charles Schwab Corp.	3,290	100,411
Total Capital Markets		244,718
Consumer Finance — 3.6%
American Express Co.	2,560	187,546
Total Financials		728,696
Health Care — 15.3%
Biotechnology — 3.9%
Alexion Pharmaceuticals Inc.	470	82,720	*
Biogen Inc.	420	122,014	*
Total Biotechnology		204,734
Health Care Providers & Services — 6.4%
Centene Corp.	1,540	91,599	*
Mednax Inc.	1,440	101,477	*

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2015 Annual Report	11

Schedule of investments (cont’d)

October 31, 2015

ClearBridge Sustainability Leaders Fund

Security	Shares	Value
Health Care Providers & Services — continued
UnitedHealth Group Inc.	1,240	$146,047
Total Health Care Providers & Services		339,123
Pharmaceuticals — 5.0%
Roche Holding AG, ADR	4,940	167,515
Shire PLC, ADR	410	93,091
Total Pharmaceuticals		260,606
Total Health Care		804,463
Industrials — 12.4%
Building Products — 2.0%
Trex Co. Inc.	2,610	101,973	*
Commercial Services & Supplies — 1.6%
Herman Miller Inc.	2,720	86,305
Electrical Equipment — 2.8%
Rockwell Automation Inc.	870	94,969
Vestas Wind Systems A/S, ADR	2,750	53,488
Total Electrical Equipment		148,457
Industrial Conglomerates — 2.9%
3M Co.	960	150,922
Machinery — 1.4%
WABCO Holdings Inc.	650	72,949	*
Trading Companies & Distributors — 1.7%
W. W. Grainger Inc.	420	88,200
Total Industrials		648,806
Information Technology — 25.5%
Internet Software & Services — 4.4%
Alphabet Inc., Class A Shares	310	228,591	*
IT Services — 4.0%
Automatic Data Processing Inc.	1,160	100,908
MAXIMUS Inc.	1,610	109,802
Total IT Services		210,710
Semiconductors & Semiconductor Equipment — 2.1%
Intel Corp.	3,180	107,675
Software — 10.9%
Autodesk Inc.	1,770	97,686	*
Check Point Software Technologies Ltd.	1,200	101,928	*
EnerNOC Inc.	12,000	94,080	*
Mentor Graphics Corp.	2,950	80,240

See Notes to Financial Statements.

12	ClearBridge Sustainability Leaders Fund 2015 Annual Report

ClearBridge Sustainability Leaders Fund

Security		Shares	Value
Software — continued
Microsoft Corp.		3,760	$197,927
Total Software			571,861
Technology Hardware, Storage & Peripherals — 4.1%
Apple Inc.		1,800	215,100
Total Information Technology			1,333,937
Materials — 4.5%
Chemicals — 4.5%
Ecolab Inc.		1,340	161,269
Novozymes A/S, ADR		1,610	74,672
Total Materials			235,941
Utilities — 3.0%
Electric Utilities — 3.0%
NextEra Energy Inc.		1,527	156,762
Total Investments before Short-Term Investments (Cost — $5,040,056)			5,044,871

	Rate
Short-Term Investments — 2.4%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $126,256)	0.137%	126,256	126,256
Total Investments — 98.7% (Cost — $5,166,312#)			5,171,127
Other Assets in Excess of Liabilities — 1.3%			66,971
Total Net Assets — 100.0%			$5,238,098

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2015 Annual Report	13

Statement of assets and liabilities

October 31, 2015

Assets:
Investments, at value (Cost — $5,166,312)	$5,171,127
Deferred offering costs	66,947
Receivable from investment manager	18,505
Dividends and interest receivable	2,249
Prepaid expenses	25,048
Total Assets	5,283,876

Liabilities:
Trustees’ fees payable	24
Payable for securities purchased	18
Service and/or distribution fees payable	2
Accrued expenses	45,734
Total Liabilities	45,778
Total Net Assets	$5,238,098

Net Assets:
Par value (Note 6)	$5
Paid-in capital in excess of par value	5,182,670
Accumulated net investment income	21,304
Accumulated net realized gain on investments	29,304
Net unrealized appreciation on investments	4,815
Total Net Assets	$5,238,098

Net Assets:
Class FI	$10,065
Class I	$5,217,944
Class IS	$10,089

Shares Outstanding:
Class FI	1,000
Class I	517,195
Class IS	1,000

Net Asset Value:
Class FI (and redemption price)	$10.07
Class I (and redemption price)	$10.09
Class IS (and redemption price)	$10.09

See Notes to Financial Statements.

14	ClearBridge Sustainability Leaders Fund 2015 Annual Report

Statement of operations

For the Period Ended October 31, 2015†

Investment Income:
Dividends	$31,240
Interest	167
Total Investment Income	31,407

Expenses:
Offering costs (Note 1)	92,162
Legal fees	22,894
Investment management fee (Note 2)	19,416
Audit and tax fees	17,300
Organization costs (Note 1)	14,000
Fund accounting fees	10,352
Shareholder reports	8,099
Registration fees	4,188
Trustees’ fees	192
Custody fees	120
Transfer agent fees (Note 5)	86
Insurance	63
Service and/or distribution fees (Notes 2 and 5)	15
Miscellaneous expenses	4,308
Total Expenses	193,195
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(170,767)
Net Expenses	22,428
Net Investment Income	8,979

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	29,304
Change in Net Unrealized Appreciation (Depreciation) from Investments	4,815
Net Gain on Investments	34,119
Increase in Net Assets from Operations	$43,098

†	For the period March 31, 2015 (inception date) to October 31, 2015.

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2015 Annual Report	15

Statement of changes in net assets

For the Period Ended October 31,	2015†

Operations:
Net investment income	$8,979
Net realized gain	29,304
Change in net unrealized appreciation (depreciation)	4,815
Increase in Net Assets from Operations	43,098

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	5,195,000
Increase in Net Assets from Fund Share Transactions	5,195,000
Increase in Net Assets	5,238,098

Net Assets:
Beginning of period	—
End of period*	$5,238,098
*Includes accumulated net investment income of:	$21,304

†	For the period March 31, 2015 (inception date) to October 31, 2015.

See Notes to Financial Statements.

16	ClearBridge Sustainability Leaders Fund 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2015[2]

Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.08
Total income from operations	0.07

Net asset value, end of period	$10.07
Total return[3]	0.70%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	6.99%
Net expenses[4,5,6]	1.15
Net investment loss[4]	(0.10)

Portfolio turnover rate	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 31, 2015 (inception date) to October 31, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2015 Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2015[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.02
Net realized and unrealized gain	0.07
Total income from operations	0.09

Net asset value, end of period	$10.09
Total return[3]	0.90%

Net assets, end of period (000s)	$5,218

Ratios to average net assets:
Gross expenses[4]	6.47%
Net expenses[4,5,6]	0.75
Net investment income[4]	0.30

Portfolio turnover rate	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 31, 2015 (inception date) to October 31, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	ClearBridge Sustainability Leaders Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2015[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.02
Net realized and unrealized gain	0.07
Total income from operations	0.09

Net asset value, end of period	$10.09
Total return[3]	0.90%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	6.67%
Net expenses[4,5,6]	0.75
Net investment income[4]	0.30

Portfolio turnover rate	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 31, 2015 (inception date) to October 31, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Sustainability Leaders Fund 2015 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Sustainability Leaders Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the

20	ClearBridge Sustainability Leaders Fund 2015 Annual Report

Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Sustainability Leaders Fund 2015 Annual Report	21

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$5,044,871	—	—	$5,044,871
Short-term investments†	126,256	—	—	126,256
Total investments	$5,171,127	—	—	$5,171,127

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the

22	ClearBridge Sustainability Leaders Fund 2015 Annual Report

difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Organization costs. Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.

ClearBridge Sustainability Leaders Fund 2015 Annual Report	23

Notes to financial statements (cont’d)

(j) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the following reclassifications have been made:

	Accumulated Net Investment Income	Paid-in Capital
(a)	$12,325	$(12,325)

(a)	Reclassifications are due to non-deductible 12b-1 fees and non-deductible offering and organization costs for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Over $2 billion	0.600

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western

24	ClearBridge Sustainability Leaders Fund 2015 Annual Report

Asset. For their services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class FI, Class I and Class IS shares did not exceed 1.20%, 0.85% and 0.75%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the period ended October 31, 2015, fees waived and/or expenses reimbursed amounted to $170,767.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of October 31, 2015, Legg Mason and its affiliates owned 96% of the Fund.

3. Investments

During the period ended October 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$5,324,123
Sales	313,372

At October 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$253,149
Gross unrealized depreciation	(248,334)
Net unrealized appreciation	$4,815

4. Derivative instruments and hedging activities

During the period ended October 31, 2015, the Fund did not invest in derivative instruments.

ClearBridge Sustainability Leaders Fund 2015 Annual Report	25

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued and paid monthly.

For the period ended October 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees†	Transfer Agent Fees†
Class FI	$15	$15
Class I	—	60
Class IS	—	11
Total	$15	$86

†	For the period March 31, 2015 (inception date) to October 31, 2015.

For the period ended October 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements†
Class FI	$342
Class I	170,079
Class IS	346
Total	$170,767

†	For the period March 31, 2015 (inception date) to October 31, 2015.

6. Shares of beneficial interest

At October 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended October 31, 2015†
	Shares	Amount
Class FI
Shares sold	1,000	$10,000
Net increase	1,000	$10,000

Class I
Shares sold	517,195	$5,175,000
Net increase	517,195	$5,175,000

Class IS
Shares sold	1,000	$10,000
Net increase	1,000	$10,000

†	For the period March 31, 2015 (inception date) to October 31, 2015.

26	ClearBridge Sustainability Leaders Fund 2015 Annual Report

7. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal period ended October 31, 2015.

As of October 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$53,556
Other book/tax temporary differences(a)	(2,948)
Unrealized appreciation (depreciation)	4,815
Total accumulated earnings (losses) — net	$55,423

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

ClearBridge Sustainability Leaders Fund 2015 Annual Report	27

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Sustainability Leaders Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period ended March 31, 2015 (inception date) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Sustainability Leaders Fund as of October 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period ended March 31, 2015 (inception date) to October 31, 2015, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2015

28	ClearBridge Sustainability Leaders Fund 2015 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Sustainability Leaders Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

ClearBridge Sustainability Leaders Fund	29

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

30	ClearBridge Sustainability Leaders Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge Sustainability Leaders Fund	31

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

32	ClearBridge Sustainability Leaders Fund

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel - U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

ClearBridge Sustainability Leaders Fund	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

34	ClearBridge Sustainability Leaders Fund

ClearBridge

Sustainability Leaders Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

ClearBridge Sustainability Leaders Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Sustainability Leaders Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Sustainability Leaders Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

CBAX221407 12/15 SR15-2663

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2014 and October 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $352,765 in 2014 and $380,400 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $7,255 in 2014 and $9,130 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $41,360 in 2014 and $46,559 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $9,150 in October 31, 2014 and $0 in October 31, 2015, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2014 and $0 in 2015.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 23, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2015